UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)       March 29, 1996



                           TRITON ENERGY LIMITED
            (Exact name of registrant as specified in its charter)



  Cayman Islands                        1-11675              Non
(State or other jurisdiction of      (Commission       (IRS  Employer
      incorporation)                  File Number)  Identification  No.)


            Caledonian  House,  Mary  Street
                 P.O.Box  1043
                 George  Town
            Grand Cayman, Cayman Islands                   NA
   (Address of principal executive offices)            (Zip  Code)



Registrant's telephone number, including area code   (809) 949-0050




                              N/A
        (Former name or former address, if changed since last report)

ITEM  5.    OTHER  EVENTS.

In March 1996, the Company sold its royalty interests in U.S. properties to Spinnaker Royalty Company for $23.8 million based on an effective date of January 1, 1996.

In June 1996, the Company sold approximately 20% of its shareholdings in Crusader Limited ("Crusader") for $13.5 million, following the exercise of an option granted to Clyde Petroleum plc ("Clyde") in conjunction with a May 1996 take-over bid by Clyde for the outstanding shares of Crusader. In July 1996, the Company sold its remaining interest in Crusader to Clyde for cash proceeds of approximately $55.5 million.

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)   Not  applicable.

     (b)   Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996

          Pro Forma Condensed Consolidated Statement of Operations - Six months ended June 30, 1996

          Pro Forma Condensed Consolidated Statement of Operations - Year ended December 31, 1995

          Notes  to  Pro  Forma  Condensed  Consolidated  Financial Statements

                    TRITON ENERGY LIMITED AND SUBSIDIARIES
                       PRO FORMA FINANCIAL INFORMATION
                            BASIS OF PRESENTATION




     The accompanying unaudited pro forma condensed consolidated financial information gives effect to the sales of the Company's equity interest in Crusader Limited and the Company's royalty and mineral interests in U.S. properties for proceeds of approximately $69 million and $23.8 million, respectively. The unaudited Pro Forma Condensed Consolidated Balance Sheet adjusts the June 30, 1996 historical condensed consolidated balance sheet as though the sale of Crusader Limited occurred on June 30, 1996. The unaudited Pro Forma Condensed Consolidated Statements of Operations adjusts the historical condensed consolidated statements of operations for the six months ended June 30, 1996 and the year ended December 31, 1995 as though such transactions occurred on January 1, 1995. The pro forma results exclude any nonrecurring charges or credits directly attributable to the transactions.

     The pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements and related notes included as a part of Triton Energy Corporation's Annual Report on Form 10-K for the year ended December 31, 1995. The pro forma information is not necessarily indicative of the Company's financial position or results of operations that might have occurred had such transactions actually occurred on the dates indicated above.



                    TRITON ENERGY LIMITED AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                JUNE 30, 1996
                                (IN THOUSANDS)
                                 (UNAUDITED)




                                                                 PRO FORMA
                                                   HISTORICAL    ADUSTMENTS         PRO FORMA
                                                   ------------  ------------       -----------
ASSETS

Current assets:
Cash and equivalents                               $    29,285   $    68,927   (d)  $   98,212
Short-term marketable securities                        12,498           ---            12,498
Receivables                                             48,511       (13,528)  (c)      34,983
Inventories, prepaid expenses and other                  4,064           ---             4,064
                                                   ------------  ------------       -----------
Total current assets                                    94,358        55,399           149,757
Property and equipment, at cost, less accumulated
     depreciation and depletion of $44,918             606,099           ---           606,099
Investments and other assets                           181,824       (26,554)  (c)     155,270
                                                   ------------  ------------       -----------
                                                   $   882,281   $    28,845        $  911,126
                                                   ------------  ------------       -----------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Current installments of long-term debt             $    10,013   $       ---        $   10,013
Accounts payable and accrued liabilities                54,039           ---            54,039
                                                   ------------  ------------       -----------
Total current liabilities                               64,052           ---            64,052

Long-term debt, excluding current installments         399,393           ---           399,393
Deferred income taxes                                   37,198           ---            37,198
Deferred income and other                              102,825           ---           102,825
Convertible debentures due to employees                    ---           ---               ---

Shareholders' equity:
Preference shares                                        8,840           ---             8,840
Ordinary shares, par value $0.01                           362           ---               362
Additional paid-in capital                             563,348        16,360   (d)     579,708
Accumulated deficit                                   (287,681)        8,575   (d)    (279,106)
Foreign currency translation adjustment                 (6,036)        3,910   (c)      (2,126)
Other                                                      (19)          ---               (19)
                                                   ------------  ------------       -----------
                                                       278,814        28,845           307,659
Less cost of ordinary shares  in treasury                    1           ---                 1
                                                   ------------  ------------       -----------

Total shareholders' equity                             278,813        28,845           307,658

Commitments and contingencies                              ---           ---               ---
                                                   ------------  ------------       -----------
                                                   $   882,281   $    28,845        $  911,126
                                                   ------------  ------------       -----------







The Company uses the full cost method to account for its oil and gas producing activities.
     See accompanying notes to pro forma condensed consolidated financial information.

                   TRITION ENERGY LIMITED AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                 (UNAUDITED)




                                                                   PRO FORMA
                                                     HISTORICAL    ADJUSTMENTS            PRO FORMA
                                                     ------------  -------------          -----------

SALES AND OTHER OPERATING REVENUES:
Oil and gas sales                                    $    62,769   $       (868)     (a)  $   61,901
Other operating revenues                                   4,182         (4,182)  (a)(b)         ---
                                                     ------------  -------------          -----------


                                                          66,951         (5,050)              61,901
                                                     ------------  -------------          -----------

COSTS AND EXPENSES:
Operating expenses                                        19,163           (234)     (a)      18,929
General and administrative                                14,461           (163)     (e)      14,298
Depreciation, depletion and amortization                  12,064           (554)     (a)      11,510
                                                     ------------  -------------          -----------
                                                          45,688           (951)              44,737
                                                     ------------  -------------          -----------

OPERATING INCOME                                          21,263         (4,099)              17,164

Interest income                                            3,711            ---                3,711
Interest expense                                          (9,992)           ---               (9,992)
Equity in earnings of affiliate                              118           (118)     (e)         ---
Other income, net                                         11,638         (1,862)     (e)       9,776
                                                     ------------  -------------          -----------
                                                           5,475         (1,980)               3,495
                                                     ------------  -------------          -----------
EARNINGS FROM CONTINUING OPERATIONS BEFORE
   INCOME TAXES                                           26,738         (6,079)              20,659
Income tax expense                                         2,691            (85)     (a)       2,606
                                                     ------------  -------------          -----------
EARNINGS FROM CONTINUING OPERATIONS                  $    24,047   $     (5,994)          $   18,053
                                                     ------------  -------------          -----------

Average ordinary and equivalent shares outstanding        36,669                              37,223
                                                     ------------                         -----------
EARNINGS FROM CONTINUING OPERATIONS PER
   ORDINARY SHARE                                    $      0.63                          $     0.46
                                                     ------------                         -----------


















     See accompanying notes to pro forma condensed consolidated financial information.

                   TRITION ENERGY LIMITED AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                 (UNAUDITED)




                                                           PRO FORMA
                                             HISTORICAL    ADJUSTMENTS            PRO FORMA
                                             ------------  -------------          -----------

SALES AND OTHER OPERATING REVENUES:
Oil and gas sales                            $   106,844   $     (3,441)     (a)  $  103,403
Other operating revenues                             628           (198)     (a)         430
                                             ------------  -------------          -----------


                                                 107,472         (3,639)             103,833
                                             ------------  -------------          -----------

COSTS AND EXPENSES:
Operating expenses                                35,276           (331)     (a)      34,945
General and administrative                        25,672           (278)     (e)      25,394
Depreciation, depletion and amortization          23,208         (1,950)     (a)      21,258
                                             ------------  -------------          -----------
                                                  84,156         (2,559)              81,597
                                             ------------  -------------          -----------

OPERATING INCOME                                  23,316         (1,080)              22,236

Interest income                                    7,954            ---                7,954
Interest expense                                 (24,055)           ---              (24,055)
Equity in loss of affiliate                       (2,249)         2,249      (e)         ---
Other income, net                                 11,634         (3,347)  (e)(f)       8,287
                                             ------------  -------------          -----------
                                                  (6,716)        (1,098)              (7,814)
                                             ------------  -------------          -----------
EARNINGS FROM CONTINUING OPERATIONS BEFORE
   INCOME TAXES                                   16,600         (2,178)              14,422
Income tax expense                                10,059            (27)     (a)      10,032
                                             ------------  -------------          -----------
EARNINGS FROM CONTINUING OPERATIONS          $     6,541   $     (2,151)          $    4,390
                                             ------------  -------------          -----------


Average common shares outstanding                 35,147                              35,703
                                             ------------                         -----------
EARNINGS FROM CONTINUING OPERATIONS PER
   COMMON SHARE                              $      0.16                          $     0.10
                                             ------------                         -----------

















     See accompanying notes to pro forma condensed consolidated financial information.


                    TRITON ENERGY LIMITED AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION



1.  GENERAL

Triton Energy Limited, a Cayman Islands company ("TEL"), was incorporated in August 1995 to become the parent holding company of Triton Energy Corporation, a Delaware corporation ("TEC"). The term "Company" when used herein means Triton Energy Limited and its subsidiaries and other affiliates through which the Company conducts its business.

On March 25, 1996, the stockholders of TEC approved the merger of a wholly owned subsidiary of the Company with and into TEC (the "Reorganization"). Pursuant to the Reorganization, the Company became the parent holding company of TEC and each share of Common Stock, par value $1.00, and 5% Convertible Preferred Stock of TEC outstanding on March 25, 1996, was converted into one Ordinary Share, par value $.01, and one 5% Convertible Preference Share, respectively, of the Company. The Reorganization has been accounted for as a combination of entities under common control (as if it were a pooling of interests).

2.  SALE  OF  ROYALTY  INTERESTS  IN  U.S.  PROPERTIES

In March 1996, the Company sold its royalty interests in U.S. properties to Spinnaker Royalty Company for $23.8 million based on an effective date of January 1, 1996.

Pro  forma  adjustments  are  made  to  reflect:

(a) the elimination of revenues and costs and expenses related to the Company's royalty interests in U.S. properties as if the sale occurred January 1, 1995; and

(b) the  elimination  of  the  gain  on  sale  of  $4.1  million.

3.   SALE  OF  CRUSADER  LIMITED

In June 1996, the Company sold approximately 20% of its shareholdings in Crusader Limited ("Crusader") for $13.5 million, following the exercise of an option granted to Clyde Petroleum plc ("Clyde") in conjunction with a May 1996 take-over bid by Clyde for the outstanding shares of Crusader. The Company recorded a gain of $1.7 million in other income and an increase to additional paid-in capital of $4.1 million, representing the Company's proportion of TEL ordinary shares owned by Crusader which were previously treated as owned by TEL. The cash proceeds, which were received in July, were recorded in current receivables at June 30, 1996.

In July 1996, the Company sold its remaining interest in Crusader to Clyde for cash proceeds of approximately $55.5 million. In the third quarter, the Company expects to record a gain of approximately $8.6 million from the sale and an increase to additional paid-in capital of $16.4 million, representing the Company's proportion of TEL ordinary shares owned by Crusader which were previously treated as owned by TEL. The Company's average shares outstanding have been increased to reflect the Company's proportion of TEL ordinary shares owned by Crusader as outstanding during the periods indicated.

Pro  forma  adjustments  are  made  to  reflect:

(c) the elimination of the receivable from the sale of approximately 20% of the Company's shareholdings in Crusader, the Company's investment in Crusader and foreign currency translation adjustment related to the Company's interest in Crusader as if the sale occurred on June 30, 1996;

(d) the receipt of proceeds, the increase in additional paid-in capital and the resulting gain from the sale of the Company's remaining interest in Crusader reflected as a reduction to accumulated deficit; and

(e) the elimination of (i) equity in earnings (loss) of affiliate,(ii) the gain on sale of approximately 20% of the Company's shareholdings in Crusader, and (iii) other income and expenses related to the Company's interest in Crusader as if the sale occurred January 1, 1995.

4.  REDEMPTION OF CRUSADER 12% CONVERTIBLE SUBORDINATED UNSECURED NOTES

In June 1995, Crusader recorded a $5.3 million loss (the Company's share - $2.7 million) due to a payment to holders of Crusader's 12% Convertible Subordinated Unsecured Notes to effect early redemption of these Notes by conversion to shares of Crusader common stock. The Company received approximately $2.9 million from its exchange of such notes.

Pro  forma  adjustments  are  made  to  reflect:

(f) the elimination of other income related to proceeds from Crusader's redemption of their 12% Convertible Subordinated Unsecured Notes.

                                  SIGNATURES


     Pursuant  to the requirements of the Securities Exchange Act of 1934, the
registrant    has  duly  caused  this report to be signed on its behalf by the undersigned  hereunto  duly  authorized.


                              TRITON  ENERGY  LIMITED



Date:  September  9,  1996     By:    /s/Robert B. Holland, III
                                Robert  B.  Holland,  III,  Senior  Vice
                                President  and  General  Counsel